SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2001


                             EBIZ ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-27721                   84-1075269
(State or other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)


                          10225 E. Via Linda, Suite 300
                            Scottsdale, Arizona 85258
        (Address of Registrant's Principal Executive Offices) (Zip Code)


                                 (480) 346-2020
              (Registrant's telephone number, including area code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On September 7, 2001 Ebiz Enterprises, Inc., a Nevada corporation (the "Company"), and its wholly-owned subsidiary, Jones Business Systems, Inc., a Texas corporation ("JBSI") filed separate voluntary petitions under Chapter 11 of the Bankruptcy Code in federal bankruptcy court in Phoenix, Arizona. The Case No. for the Company is B-01-11843-ECF-CGC, and the Case No. for JBSI is B-01-11844-ECF-CGC. The bankruptcy court assumed jurisdiction over the Company and JBSI on September 7, 2001, and the existing officers and directors have been left in possession of the respective bankruptcy estates subject to the supervision and orders of the bankruptcy court.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EBIZ ENTERPRISES, INC.

                                  By: /s/ Dave Shaw
                                      ------------------------------
                                      Dave Shaw
                                      Chief Executive Officer